Other Receivables (Details) - Schedule of other receivables - USD ($)		Jun. 30, 2022	Dec. 31, 2021
Schedule Of Other Receivables Abstract
Cash management systems	[1]	$ 188,047
Cash advance to a third party vendor	[2]	828,173
Cash advances to unrelated third parties	[3]	2,130,628
Impairment provision for other receivables	[3]	(2,130,628)
Total other receivables		$ 1,016,220

[1]	On March 2, 2022, GF Cash (CIT) entered into a technical service agreement with Cash Processing Solutions Limited (“CPS”), a third -party vendor to develop a set of cash management systems for the Company’s CIT, ATM Management and CPC operations (“IMC project”). The contract sum was THB21,256,800 (approximately $0.6 million), in which $188,047 was paid during the six months ended June 30, 2022. The IMC project was terminated on July 1, 2022 due to the unsatisfactory performance by CPS during the development. GF Cash (CIT) is in the process of claiming back the amount paid to CPS.
[2]	The cash advance to third party vendors was arisen from the acquisitions through business combinations. Beijing Wanjia made a business advance to Beijing Security System Emergency Maintenance Service Center (“北京安防系统紧急维修维护服务中心”) for operational purposes.
[3]	The cash advances to unrelated third parties and the impairment provision for other receivables arose from the acquisitions through business combinations. The Company made a full provision on the cash advances to unrelated third parties as this balance is expected to be uncollectible. No additional impairment provision for other receivables was recorded for the six months ended June 30, 2022 and 2021.